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                                                                  EXHIBIT 10 (r)

                                  AMENDMENT TO
                           CHANGE IN CONTROL AGREEMENT

         Amendment dated this 8th day of March, 1999 to Change in Control Agreement ("Agreement"), dated the 14th day of September, 1998, between Prime Hospitality Corp., a Delaware corporation (the "Company") and A. F. Petrocelli ("Employee").

         WHEREAS, the parties wish to amend the Agreement;

         The parties agree as follows:

         1.    The Agreement is hereby amended in the following respects:

               a.    Section 1(a), the definition "Cause" is deleted.

               b.    Section 1(c), the definition "Good Reason" is deleted.

               c.    Section 2(b) is to read as follows:

                     "(b) Cash Payment. If a Change in Control of the Company
               shall occur, then the Company shall, within ten (10) days of such event, pay to Employee, in one lump sum, in immediately available funds by wire transfer in accordance with Employee's instructions, an amount equal to two and one-half (2-1/2) times Employee's "Cash Compensation" as defined above."

               d. Section 5 (Arbitration of Disputes) is amended by deleting from the second sentence thereof the words "At any time following the termination of Employee's employment with the Company."

         2. In all other respects, the Agreement as amended hereby shall remain in full force and effect.



                                                  PRIME HOSPITALITY CORP.


                                                  By: /s/ JOSEPH BERNADINO
                                                     ---------------------------
                                                      Joseph Bernadino
                                                        Senior Vice President

                                                      /s/ A. F. PETROCELLI
                                                     ---------------------------
                                                      A. F. Petrocelli